SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Filed by the Registrant ☒                             Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

CECO ENVIRONMENTAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transactions applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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CECO ENVIRONMENTAL CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2007

To the Stockholders of CECO Environmental Corp.

Notice is hereby given that the annual meeting of the stockholders of CECO Environmental Corp. (“CECO” or the “Company”) will be held at the Clarion Hotel and Suites, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on May 23, 2007 at 11:30 A.M., eastern standard time, for the following purposes:

1. to elect 7 directors;

2. to approve the 2007 Equity Incentive Plan;

3. to ratify the appointment of Battelle & Battelle LLP as the independent registered public accounting firm of CECO Environmental Corp. for fiscal year 2007; and

4. to transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on April 16, 2007, are entitled to notice of and to vote at the annual meeting.

Your attention is directed to the accompanying Proxy Statement and proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

By Order of the Board of Directors

/s/    Phillip DeZwirek

Phillip DeZwirek

Chairman of the Board of Directors and

Chief Executive Officer

April 20, 2007

CECO ENVIRONMENTAL CORP.

April 20, 2007

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2007

The enclosed proxy is solicited by the Board of Directors of CECO Environmental Corp., a Delaware corporation (“CECO”), to be voted at the annual meeting of stockholders to be held at 11:30 a.m. at the Clarion Hotels and Suites, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on May 23, 2007, or any postponement or adjournment thereof (“Annual Meeting”). The mailing address of the principal office of CECO is 3120 Forrer Street, Cincinnati, Ohio 45209. These proxy solicitation materials and CECO’s Annual Report for the year ended December 31, 2006, including financial statements, were first mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about April 20, 2007.

Who Can Vote

Only stockholders of record at the close of business on April 16, 2007 are entitled to notice of and to vote at the Annual Meeting. As of April 2, 2007, we had 11,497,309 outstanding shares of CECO common stock. Each share of our common stock outstanding on the record date will be entitled to cast one vote.

Revocability of Proxies

A stockholder returning a proxy may revoke it at any time prior to exercise of the proxy at the Annual Meeting by executing and delivering a later-dated proxy which is voted at the Annual Meeting, by voting in person at the Annual Meeting or by delivering written notice to the Secretary of CECO at any time before the proxy is exercised. A proxy returned by a stockholder which is not subsequently revoked will be voted in accordance with the instructions indicated thereon. If you hold shares through a bank or brokerage firm, you must contact the firm to revoke any prior voting instructions.

Quorum Required

In order for business to be conducted, a quorum must be represented at the Annual Meeting. The majority of the shares of common stock outstanding on the record date must be present in person or by proxy to have a quorum. Shares represented by a proxy in which authority to vote for any matter considered is “withheld,” a proxy marked “abstain” or a proxy as to which there is a “broker non-vote” will be considered present at the meeting for purposes of determining a quorum.

Required Vote to Elect Directors

Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the 7 nominees receiving the most votes will be elected. Only votes cast for a nominee will be counted. Unless indicated otherwise by your proxy, the shares will be voted for the 7 nominees named in this proxy statement. Instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

Required Votes to Pass Other Proposals

In order to approve the 2007 Equity Incentive Plan and to ratify the selection of Battelle & Battelle LLP as the independent registered public accounting firm of CECO, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required. For each of these proposals, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker non-votes on a proposal (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal. Please note that banks and brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on the proposals to approve the 2007 Equity Incentive Plan, but may vote their clients’ shares on the election of directors and ratifying Battelle & Battelle LLP as our independent registered public accounting firm.

Other Information

If no instructions are indicated on a duly executed and returned proxy, the shares represented by the proxy will be voted FOR the ratification of the 7 nominees for director proposed by the Board of Directors and set forth herein, FOR approval of the 2007 Equity Incentive Plan and FOR the ratification of the appointment of Battelle & Battelle LLP as the independent registered public accounting firm of CECO for fiscal year 2007, and in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

PROPOSAL I

ELECTION OF DIRECTORS

Directors and Nominees

The names of, and certain information with respect to, the nominees of the Board of Directors for election as directors, to serve until the year 2008 annual meeting of stockholders and until their successors are elected and qualify, are set forth below. All nominees are currently CECO directors. If, for any reason, any nominee should become unable or unwilling to serve as a director, the persons named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors.

Each of our directors other than Mr. Blum, Mr. Jason DeZwirek, and Mr. Phillip DeZwirek qualify as “independent” in accordance with the published listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The following table shows information as of April 2, 2007 with respect to each person who is a director.

Name	Age	Position
Phillip DeZwirek	69	Chief Executive Officer, Chairman of the Board and Director
Richard J. Blum	60	President and Director
Jason DeZwirek	36	Secretary and Director
Arthur Cape[1]	70	Director
Thomas J. Flaherty[2,3]	69	Director
Ronald Krieg[1]	64	Director
Donald Wright[1,2,3]	69	Director

[1]	Member of the Audit Committee
[2]	Member of the Compensation Committee
[3]	Member of the Stock Option Committee

Phillip DeZwirek became a director, the Chairman of the Board and the Chief Executive Officer of the Company in August 1979. Mr. DeZwirek also serves as Chairman of the Board and Vice President of CECO

Filters (since 1985); Treasurer and Assistant Secretary of CECO Group (since December 1999); a director of Kirk & Blum and kbd/Technic (since 1999); President of Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. (“Green Diamond”) (since 1990) and a director and the Chairman, Chief Executive Officer and Treasurer of API Electronics Group, Corp. (since May 2002) and a director and the Chairman of its parent, API Nanotronics Corp. (since November 2006), a publicly traded company (OTCBB:APIO) engaged in the manufacture of electronic components and systems for the defense and communications industries. Mr. DeZwirek has also been involved in private investment activities for the past five years.

Richard J. Blum became the President and a director of the Company on July 1, 2000 and the Chief Executive Officer and President of CECO Group, Inc. on December 10, 1999. Mr. Blum has been a director and the President of The Kirk & Blum Manufacturing Company (“Kirk & Blum”) since February 28, 1975 until November 12, 2002 and has served as the Chairman and a director of kbd/Technic since November 1988. Mr. Blum is also a director of The Factory Power Company, a company of which CECO owns a minority interest and that provided steam energy to various companies, including CECO. Mr. Richard Blum is the brother of Mr. David Blum.

Jason DeZwirek, the son of Phillip DeZwirek, became a director of the Company in February 1994. He became Secretary of the Company on February 20, 1998. He also serves as Secretary of CECO Group (since December 10, 1999). Mr. DeZwirek’s principal occupation since October 1999 has been as an officer and director of Kaboose Inc., an online media company servicing the children and family markets that trades on the Toronto Stock Exchange (TSX:KAB). Mr. DeZwirek currently serves as Chairman and Chief Executive Officer of Kaboose Inc. Mr. DeZwirek also is a director and the Secretary of API Nanotronics Corp. (OTCBB:APIO), a publicly traded company engaged in the manufacture of electronic components and systems for the defense and communications industries.

Arthur Cape has served as a director since May 25, 2005. He has also served on the Audit Committee since such date. Mr. Cape has served the manufacturing industry for over 30 years. Since 1991 he has served as Director of International Sales for Shymac Innovative Marketing, located in Montreal, Canada, and Director of Sales for AJB Continental, located in San Antonio Texas. Shymac Innovative Marketing manufactures brushes and AJB Continental is a distributor of brushes. Mr. Cape also acts as a consultant for several factories in China in the manufacturing and injection molding of plastic articles. He has been active in youth awareness programs and has served on various youth committees in Canada.

Thomas J. Flaherty became a director of the Company on May 10, 2004. He also serves, as of April 19, 2005, on our Stock Option Plan Committee and as of December 1, 2005, on our Compensation Committee. Mr. Flaherty retired as COO and Board member of Fairchild Corp. in 1999. He spent forty years in various major industrial and aerospace corporations with worldwide responsibilities. His primary expertise is in operations, and in addition to serving as COO of Fairchild, has served as President and COO of IMO Industries, CEO, President and Board member of Transnational Industries, Senior Vice President of Pratt & Whitney, and Executive Vice President of Hamilton Standard, both divisions of United Technologies. He has served on boards both in the United States and internationally and is currently sitting on four boards of not-for-profit companies.

Ronald E. Krieg has served as a director of CECO since April 20, 2005. Mr. Krieg has served on the Audit Committee since such time and, as of July 11, 2005, has served as Chairman of the Audit Committee. Mr. Krieg is a Certified Public Accountant and has been an audit partner of Jackson, Rolfes, Spurgeon & Co. since August 1, 2004. From 1965 through July 31, 2004, he was with Grant Thornton LLP, other than for two years when he served in the United States Marine Corps. He became a partner of Grant Thornton LLP in 1978. Mr. Krieg has spent nearly 40 years in the practice of public accounting with a national firm, with considerable experience in the areas of Sarbanes-Oxley and internal auditing. He is a past president of the Cincinnati Chapter of the Institute of Internal Auditors and has served on its Board of Governors for over 30 years. He has also served as a director of Pomeroy IT Solutions, Inc. a public company that trades on the Nasdaq Global Market under the symbol PMRY since December 9, 2005.

Donald A. Wright became a director of CECO on February 20, 1998. Mr. Wright has also been a member of the Audit Committee since February 20, 1998 and the Compensation Committee since its formation on December 1, 2005. He has also been a member of the Committee established to administer CECO’s stock option plan since January 1, 2002. Mr. Wright has been a principal of and real estate broker with The Phillips Group in San Diego, California, a company which is a real estate developer and apartment building syndicator, since 1992. From November 1996 through January of 2005, Mr. Wright served as a real estate broker with Prudential Dunn Realtors in Pacific Beach, California. Since January 2005, he has been an associate real estate broker with One Source Realty GMAC in San Diego California. On February 15, 2006, Mr. Wright became a director of Rubincon Ventures Inc., now known as API Nanotronics Corp. (OTCBB:APIO).

In order to be elected, a nominee must receive a plurality of the votes cast at the meeting in person or by proxy. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS.

Board of Directors and its Committees

During the fiscal year ended December 31, 2006, the Board of Directors held two meetings. During such period, action also has been taken by unanimous written consent of the Board of Directors. All of the seven incumbent directors attended our 2006 annual meeting. The independent directors held two meetings in 2006 and, in accordance with Nasdaq rules, the independent directors will continue to have separate scheduled meetings without the non-independent directors present.

Audit Committee

The Company has a separately designated Audit Committee, as defined in §3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company also has a separate Compensation Committee and a separate committee to administer the CECO Environmental Corp. 1997 Stock Option Plan.

The members of the Audit Committee are Directors Wright, Krieg and Cape. Director Krieg serves as Chairman of the Audit Committee. The Board of Directors has determined that Director Krieg qualifies as an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Exchange Act and that each of the Audit Committee members is independent under the applicable Nasdaq listing standards. The Audit Committee held four meetings in 2006. During 2006 action also has been taken by written consent of the Audit Committee. See the Audit Committee Report below.

Compensation Committee

We formed a Compensation Committee on December 1, 2005, which is comprised of Directors Wright and Flaherty. The Compensation Committee operates under a written charter, which is attached to this proxy statement as Exhibit A. The Compensation Committee held two meetings in 2006 and has also taken action by unanimous written consent. The primary purpose of the compensation committee is to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and to approve or make recommendations to the Board with respect to the compensation of our other executive officers. The Compensation Committee processes and procedures for the consideration and determination of executive and director compensation are discussed in the section entitled “Executive Compensation” below. See the Compensation Committee Report and the Compensation Discussion and Analysis in the section entitled “Executive Compensation” below.

Stock Option Committee

The members of the Committee that administer CECO’s stock option plan are Director Wright and Director Flaherty. The primary purpose of this committee is to administer our Stock Option Plan. This Committee held no meetings during 2006. During and since the end of such period, action by this Committee has been taken by written consent.

Nomination Process

The Company does not have a standing nominating committee. CECO does not believe that it is necessary to form a standing nominating committee given that we require director nominees to be selected, or be recommended for the Board of Directors’ selection, by a majority of the independent members of the Board of Directors.

In lieu of a nominating committee charter, the Board of Directors adopted a board resolution on September 28, 2004, which addresses the director nomination process. A copy of the director nomination process can be found attached as Exhibit A to our Proxy Statement for our 2005 annual meeting.

We also have adopted a policy with respect to director candidates recommended by stockholders. The independent directors will consider director candidates recommended by stockholders for inclusion on the slate of directors recommended to the Board of Directors. Any stockholder may submit one candidate for consideration at each stockholder meeting at which directors are to be elected. Stockholders wishing to recommend a candidate must submit the recommendation no later than one hundred and twenty (120) days before the date our proxy statement is released to stockholders in connection with the previous year’s annual meeting of stockholders, provided, that if we did not hold any annual meeting in the previous year, or if the date of the next annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, then the deadline will be a date that is a reasonable time before we begin to print and mail our proxy materials, but in no event less than ninety (90) days prior to such mailing. Recommendations must be sent to the following address: CECO Environmental Corp., 3120 Forrer Street, Cincinnati, OH 45209, Attention: Secretary.

At the time the stockholder submits the recommendation for a director candidate, the stockholder must provide the following:

•	All information about the candidate that we would be required to disclose in a proxy statement in accordance with the rules of the Securities Exchange Act of 1934 (the “Exchange Act”).

•	Certification from the candidate that he or she meets the requirements to be (a) independent under the Nasdaq standards and (b) a non-management director under the Exchange Act.

•	Consent of the candidate to serve on the Board of Directors, if nominated and elected.

•	Agreement of the candidate to complete, upon request, questionnaire(s) customary for our directors.

The independent directors will evaluate candidates recommended by stockholders on the same basis as candidates recommended by other sources, including evaluating the candidate against the standards and qualifications set out in our Director Nomination Policy as well as any other criteria approved by the Board of Directors from time to time. The independent directors will determine whether to interview any candidate.

When evaluating a person for nomination for election to the Board of Directors, the qualifications and skills considered by the Board of Directors, including the independent Board members, include:

•

Whether or not the person will qualify as a director who is “independent” under applicable laws and regulations, and whether the person is qualified under applicable laws and regulations to serve as a director of CECO.

•	Whether or not the person is willing to serve as a director, and willing to commit the time necessary for the performance of the duties of a director.

•

The contribution that the person can make to the Board of Directors, with consideration being given to the person’s business experience, education and such other factors as the Board of Directors may consider relevant.

•	The character and integrity of the person.

Shareholder Communications with Directors

The Board of Directors has adopted a process by which stockholders may communicate with the Board of Directors for matters other than director nominations. Stockholders who would like to communicate with the Board of Directors, or a committee of the Board of Directors, should send the communication to: Chairman of the Board, CECO Environmental Corp., 505 University Avenue, Suite 1400, Toronto, Ontario M5G 1X3.

Mr. Phillip DeZwirek will forward such communications to the Board of Directors at or prior to the next meeting of the Board of Directors. Stockholders wishing to communicate only with the independent directors can address their communications to “Independent Directors, c/o Chairman of the Board” at the same address above. These communications will be forwarded to the independent directors at or prior to the next meeting of the independent directors.

The Board of Directors or the independent directors will determine, in their respective sole discretion, the method by which any such communications will be reviewed and considered.

Report of the CECO Board of Directors Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of CECO’s financial reporting process and approval of the services provided CECO by its auditors. The Audit Committee also evaluates transactions where the potential for a conflict of interest exists. The Audit Committee’s purposes are more fully described in its Charter, which the Board adopted in its current form on January 3, 2003, a copy of which can be found attached as Exhibit A to our Proxy Statement for our 2006 annual meeting.

The Audit Committee has reviewed and discussed the audited financial statements of CECO for the fiscal year ended December 31, 2006, with CECO’s management and has discussed with Battelle & Battelle LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended. In addition, Battelle & Battelle LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Battelle & Battelle LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CECO’s Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Audit Committee

Ronald E. Krieg, Chairman

Arthur Cape

Donald A. Wright

Beneficial Ownership of Shares

The following table sets forth the name and address of each beneficial owner of more than five percent (5%) of CECO’s common stock known to CECO, the number of shares of common stock of CECO beneficially owned as of April 11, 2007, and the percent of the class so owned by each such person.

Name and Address of Beneficial Owner	Amount and Nature of Common Stock Beneficially Owned	Percent of Total Common Shares Outstanding[1]
Phillip DeZwirek[2,3] Chief Executive Officer and Chairman of the Board 505 University Avenue Suite 1400 Toronto, Ontario M5G 1X3	3,268,390	25.1%

Jason DeZwirek[3] Secretary 247 Erskine Avenue Toronto, Ontario M4P 1Z6	3,306,359	28.1%

Icarus Investment Corp.[3] 505 University Avenue Suite 1400 Toronto, Ontario M5G 1X3	1,707,693	14.5%

Tontine Capital Partners, L.P.[4] 55 Railroad Avenue Third Floor Greenwich, Connecticut 06830	985,874	8.6%

Harvey Sandler Revocable Trust[5] 21170 NE 22nd Court North Miami Beach FL 33180	1,477,517	12.8%

Unicredito Italiano S.p.A.[6] Piazza Cordusio 2 20123 Milan, Italy	600,852	5.2%

[1]

Based upon 11,507,309 shares of our common stock outstanding as of April 11, 2007. For each named person, this percentage includes common stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of April 11, 2007, including, but not limited to, upon the exercise of an option or warrant; however, such common stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other person.

[2]

Includes (i) 250,000 shares that may be purchased pursuant to warrants granted to Mr. DeZwirek January 14, 1998; (ii) 500,000 shares that may be purchased pursuant to warrants granted to Mr. DeZwirek January 22, 1999; and (iii) 500,000 shares that may be purchased pursuant to warrants granted to Mr. DeZwirek August 14, 2000. Also includes shares beneficially owned by Icarus and Green Diamond-see footnote 3.

[3]

Includes 123,333 shares of our common stock owned by Green Diamond and 250,000 shares of common stock that may be purchased pursuant to warrants granted to Green Diamond on December 28, 2006. Icarus owns 50.1% of the outstanding shares of Green Diamond. Icarus is owned 50% by Phillip DeZwirek and 50% by Jason DeZwirek. Mr. Phillip DeZwirek and Mr. Jason DeZwirek are deemed to have shared voting and investment control over the shares beneficially owned by Icarus, including the shares of common stock beneficially owned by Green Diamond. Ownership of our shares of common stock owned by Icarus, including the shares of common stock beneficially owned by Green Diamond, is attributed to both Phillip DeZwirek and Jason DeZwirek.

[4]	This information was obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 4, 2005.
[5]	This information was obtained from a Form 4 filed with the Securities and Exchange Commission on March 22, 2007.
[6]	This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on April 11, 2007.

Security Ownership of Management

The following table sets forth the beneficial ownership of CECO’s common stock as of April 11, 2007, for each director, each executive officer, and by all directors and executive officers of CECO as a group.

Name of Beneficial Owner	Number of Shares of Common stock Beneficially Owned	Percent of Total Common Shares Outstanding[1]
Phillip DeZwirek[2]	3,268,390	25.1%
Jason DeZwirek[3]	3,306,359	28.1%
Richard J. Blum[4]	499,241	4.2%
David D. Blum[5]	345,000	2.9%
Thomas J. Flaherty[6]	45,105	0.4%
Donald A. Wright[7]	40,400	0.4%
Dennis W. Blazer	25,000	0.2%
Ronald E. Krieg[8]	10,000	0.1%
Arthur Cape[9]	6,000	0.1%
Officers and Directors as a group (9 persons)	5,837,802	42.0%

[1]	See Note 1 to the foregoing table.
[2]	See Notes 2 and 3 to the foregoing table.
[3]	See Note 3 to the foregoing table.
[4]

Includes 448,000 shares of our common stock that Mr. Richard Blum has the right to purchase pursuant to a warrant granted to Mr. Richard Blum on December 7, 1999. Also includes 25,000 shares of our common stock that may be purchased pursuant to options granted to Mr. Blum October 5, 2001.

[5]	Includes 335,000 shares of our common stock that Mr. David Blum has the right to purchase pursuant to a warrant granted to Mr. David Blum on December 7, 1999.
[6]

Includes (i) 40,105 shares of our common stock Mr. Flaherty has the right to purchase pursuant to options granted to Mr. Flaherty on May 10, 2004 and (ii) 5,000 shares of our common stock that may be purchased pursuant to options granted January 5, 2005.

[7]	Includes 10,000 shares of our common stock that may be purchased pursuant to options granted to Mr. Wright on January 5, 2005.
[8]	Includes 10,000 shares of our common stock that may be purchased pursuant to options granted to Mr. Krieg on April 20, 2005.
[9]	Includes 5,000 shares of our common stock that may be purchased pursuant to options granted to Mr. Cape on May 25, 2005.

On April 11, 2007, we filed a registration statement with the Securities and Exchange Commission (“SEC”) relating to a proposed public offering of an aggregate of 3,348,166 shares of our common stock. We are offering 1,000,000 shares and Phillip DeZwirek, Jason DeZwirek, Richard Blum, David Blum and Lawrence Blum, are offering, in the aggregate, 2,348,166 shares, of which 1,749,500 shares are issuable upon the exercise of warrants to purchase shares of common stock held by them. In connection with the proposed offering, we expect to grant the underwriters a 30-day option to purchase an aggregate of up to 502,225 additional shares of common stock from the Company to cover over-allotments, if any. There are many conditions to the closing of the offering and there is no assurance that the offering will occur, nor do we know when the offering may close. In the event that the offering does occur and assuming 11,507,309 shares outstanding immediately prior to the closing of the offering, the exercise of the 1,749,500 warrants, the exercise of the over-allotment in full, and the issuance of 1,000,000 shares of common stock, Phillip DeZwirek will beneficially own 2,018,390, or 13.4%, Jason DeZwirek will beneficially own 2,707,693, or 18.0%, Richard Blum will beneficially own 275,241 or 1.8%, and David Blum will beneficially own 178,000, or 1.2% of the outstanding shares of our common stock. In such event, the officers and directors as a group would beneficially own 3,598,136 shares, or 23.2% of the outstanding shares of our common stock, as calculated under SEC rules and regulations.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers and persons beneficially owning more than ten percent of a class of our equity securities to file certain reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely on our review of Section 16(a) reports and any written representation made to us, the Company believes that all such required filings for 2006 were made in a timely manner, other than (i) Donald Wright, who filed a late Form 4 with respect to an exercise of options, (ii) Arthur Cape, who filed a late Form 4 with respect to an exercise of options, (iii) Thomas Flaherty, who filed a late Form 4 with respect to one sale transaction, (iv) David Blum, who filed a late Form 4 with respect to one sale transaction and a late Form 5 with respect to a gift, and (v) the Harvey Sandler Revocable Trust, which filed a late Form 4 with respect to two purchase transactions.

Certain Transactions

Since January 1, 2006, the following transactions have occurred in which persons who, at the time of such transactions, were directors, officers or owners of more than 5% of our common stock, had a direct or indirect material interest.

From January 1, 2006 through March 31, 2006, we reimbursed Green Diamond $5,000 per month, and since April 1, 2006, $10,000 per month, for use of the space and other office expenses of our Toronto office. Green Diamond is owned 50.1% by Icarus Investment Corp., which is controlled by Phillip DeZwirek, the Chief Executive Officer and Chairman of the Board of CECO, and Jason DeZwirek, the Secretary and a director of the Company.

During the fiscal year ended December 31, 2006, we paid fees of $340,000 to Green Diamond for management consulting services. The services were provided by Phillip DeZwirek, the Chief Executive Officer and Chairman of the Board of CECO, through Green Diamond. Such amount is included as compensation paid to Mr. DeZwirek under “Executive Compensation.” We continue to pay consulting fees to Green Diamond under a Consulting Agreement dated March 26, 2007, which is further described under the section entitled “Executive Compensation.”

In December 1999, Green Diamond provided us $4,000,000 of subordinated debt evidenced by a promissory note (the “First GD Note”). On September 30, 2003, Green Diamond provided an additional $1,200,000 of subordinated debt as evidenced by a promissory note (the “Second GD Note” and together with the First GD Note, the “Notes”). On January 6, 2006, we made a payment of accrued interest to Green Diamond of $1,551,350 on the First GD Note and $167,400 on the Second GD Note. The maturity dates of the Notes were extended on December 28, 2006 to July 1, 2008. In consideration of such extension, the interest rate of the Second GD Note was increased from 6% to 12% and we issued warrants to purchase 250,000 shares of our common stock to Green Diamond, at an exercise price of $9.07 per share. The warrants are exercisable immediately and expire on December 28, 2016. These warrants have piggy-back rights commencing July 1, 2007, granting Green Diamond the right to require that we register such shares in the event we file registration statements after such date. The maturity dates of the Notes were further extended to January 31, 2010, pursuant to a Fourth Amended and Restated Promissory Note in the principal amount of $1,200,000 and a Sixth Amended and Restated Replacement Promissory Note in the principal amount of $4,542,270, both dated March 26, 2007. As of April 5, 2007, the aggregate principal amount owed under the Notes was $5.9 million, including accrued interest.

In connection with a proposed underwritten public offering of 1,000,000 shares of common stock, the Company has agreed to register on a Registration Statement on Form S-3, 1,250,000 shares of common stock underlying warrants held by Phillip DeZwirek, 598,666 shares of common stock held by Jason DeZwirek, 224,000 shares of common stock underlying warrants held by Richard Blum, 167,000 shares of common stock underlying warrants held by David Blum, and 108,500 shares of common stock underlying warrants held by Lawrence Blum. The offering is subject to multiple conditions. The Company has agreed to pay the expenses of the offering, other than the underwriting discounts attributable to the selling stockholders’ shares. In the event that the offering occurs, we intend to repay all amounts owed under the Notes with a portion of the offering proceeds.

Lawrence J. Blum, a brother of Richard Blum, our President, and David Blum, our Senior Vice President, is a Vice President of Kirk & Blum. Mr. Lawrence Blum’s salary in 2006 was $128,750, which is comparable to the salaries of our other officers at a similar level.

Our Code of Ethics applies to all of our employees and directors and requires such individuals to discuss any possible conflicts of interest with our Compliance Officer. Conflicts of interest are defined to include situations where officers and directors or their family members have interests in our customers or suppliers. In addition, any related party transaction that is required to be disclosed in this Proxy statement is reviewed and approved or ratified by the Audit Committee, in accordance with the Audit Committee Charter.

The Audit Committee Charter does not specify what the Audit Committee must consider in its review of related party transactions. In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee may consider:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

•	any other matters the Audit Committee deems appropriate.

Executive Compensation

Compensation Discussion and Analysis

Throughout this Proxy Statement, the individuals who served as our chief executive officer and chief financial officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table below, are referred to as the “named executive officers.”

Overview of Compensation Program

The Compensation Committee oversees our compensation programs, with particular attention to the compensation for its chief executive officer, president and the other named executive officers. It is the responsibility of the Compensation Committee to review and approve or, as the case may be, recommend to the Board of Directors for approval, changes to our compensation policies and benefits programs, to recommend and approve stock-based awards to named executive officers, and to otherwise ensure that the Company’s compensation philosophy is consistent with the best interests of the Company and its shareholders and is properly implemented and monitored.

The day-to-day administration of savings plans, health, welfare and paid time-off plans and policies applicable to salaried employees in general are handled by our human resources and finance department employees. The responsibility for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies belongs to the Compensation Committee.

Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of annual, long-term and strategic goals by the Company and to align named executive officers’ interests with those of the Company’s shareholders. The Compensation Committee accomplishes this by providing competitive compensation designed to link executive compensation to the Company’s financial and operational performance, as well as rewarding overall high performance of its named executive officers, with the ultimate objective of increasing shareholder value. The Compensation Committee evaluates compensation against individual performance and external market factors to ensure that we maintain our ability to attract and retain key executive talent. To that end, total compensation is comprised of a base salary plus cash and non-cash incentive compensation based on the Company’s financial performance and other factors.

Role of Executive Officers in Compensation Decisions

Based on the foregoing objectives, the Compensation Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate the named executive officers to achieve the business goals set by the Company and to reward the named executive officers for achieving such goals. The Compensation Committee from time to time relies upon recommendations made by the Company’s management, and in particular, the Chief Executive Officer, regarding compensation for named executive officers other than the chief executive officer. The Compensation Committee reviews and approves, or, if the situation warrants, recommends to the full Board of Directors for approval, all new executive compensation programs, including those for the named executive officers. As part of its review and establishment of the performance criteria and compensation of our named executive officers, the Compensation Committee meets separately at least on an annual basis with the chief executive officer and other executives as it deems appropriate. The chief executive officer and such other executives as the chief executive officer deems appropriate annually review the performance of each of the named executive officers of the Company (other than the chief executive officer whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual cash performance and stock-based award amounts, are presented to the Compensation Committee. The Compensation Committee exercises its discretion in modifying any recommended adjustments or awards to named executive officers.

Setting Executive Compensation

The Company’s Compensation Committee reviews and approves the corporate goals and objectives relevant to the chief executive officer’s compensation annually. The chief executive officer reviews and approves the corporate goals and objectives relevant to the other named executive officers’ compensation, including annual performance objectives and each named executive officer’s base salary annually. In light of these criteria, the Compensation Committee then evaluates the performance of the chief executive officer and the other named executive officers and, based on such evaluation, reviews and approves the annual salary, bonus, stock-based compensation and other material benefits, direct and indirect, of the chief executive officer and other named executive officers. In determining appropriate base salary levels, consideration is given to the named executive officer’s impact level, scope of responsibility, past accomplishments, and other similar factors.

The chief executive officer generally receives a base amount of compensation in the form of consulting fees through Green Diamond, and has not participated in the bonus programs in which other named executive officers have participated. In determining the chief executive officer’s base amount of compensation, the Compensation Committee considered the status of the chief executive officer as the Company’s most senior officer and the important role he has in achieving overall corporate goals. The chief executive officer’s overall compensation therefore reflects this greater degree of policy and decision-making authority, and the higher level of responsibility with respect to our strategic direction and financial and operational results.

The Company has no formal policy regarding stock ownership or retention by the Company’s named executive officers.

2006 Executive Compensation Components

For fiscal 2006, the principal components of compensation for named executive officers were:

•	base salary;

•	cash bonus;

•	cash performance bonus;

•	long-term stock-based compensation in the form of options; and

•	perquisites and other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary is determined for each named executive officer based on his or her position and responsibility by taking into account the named executive officer’s impact level, scope of responsibility, prior experience, past accomplishments, and other similar factors.

Salary levels are reviewed and approved by the Compensation Committee annually as well as upon a promotion or other change in job responsibility. Salary levels, including any increase thereof, of named executive officers are reviewed annually and are based on the Compensation Committee’s evaluation of the individual’s strengths, development and expected future contributions with respect to the corporate goals and objectives relevant to the individual’s compensation, including individual performance. This review typically takes place mid-fiscal year. In addition, the Compensation Committee compares the base salaries of the named executive officers to ensure internal equity.

Cash Bonus

From time to time, the Compensation Committee will evaluate the overall performance of named executive officers in the prior year to determine if past performance is desiring of an additional cash bonus. The Compensation Committee will review such factors as overall Company performance and an individual’s contribution to such performance. The cash bonuses are designed to reward past performance and, since the implementation of the Bonus Plan described below, are not a significant portion of overall compensation.

Cash Performance Bonus

On May 24, 2006, the Compensation Committee and the Board of Directors approved and adopted a 2006 Executive Incentive Compensation Plan (the “Bonus Plan”). The Bonus Plan is administered by the Compensation Committee, which will select the persons each year, if any, to be granted awards under the Bonus Plan, determine the performance goals, and determine whether objectives and conditions for earning awards have been met.

Generally, all executive officers of CECO are eligible to participate in the Bonus Plan for any fiscal year. The Compensation Committee, however, selects the officers of the Company to whom awards may from time to time be granted under this Bonus Plan.

The awards under the Bonus Plan are based on performance targets established for a fiscal year. The Compensation Committee establishes and approves performance targets for awards for each year, which may be based on certain objective criteria and/or on subjective individual goals established by a participant, management, and the Compensation Committee. Awards will be payable in cash each year on or before March 15th of each year for the prior year, upon certification by the Compensation Committee that the specified performance targets for the preceding fiscal year were achieved.

For 2006, the Compensation Committee selected President Richard J. Blum, CFO and Vice President-Finance and Administration Dennis W. Blazer, and Senior Vice President David D. Blum to participate in the Bonus Plan. There were two components to the 2006 performance targets: an objective target based on achievement of a Company financial goal and a target based on achievement of an individual goal. The objective bonus was based on whether and to the extent the amount of actual income from operations, before executive bonuses (“IFOBEB”), exceeded the target amount of $3.5 million. Management, including the chief executive officer, determined with the Compensation Committee the individual bonus objectives used to determine the individual goal. The individual performance targets for 2006 for the participating executive officers included the evaluation of enterprise management systems, the identification of appropriate acquisition targets, and the successful integration of certain Company subsidiary operations.

In 2006, the participating named executive officers were to receive:

•	No payment for the company corporate goal if the IFOBEB was less than the target of $3.75 million.

•

If the amount of the IFOBEB was in excess of the target, a payment of 20% of the aggregate amount of the participants base salaries as of January 1, 2006, plus 10% of the amount by which the IFOBEB exceeded the target of $3.75 million for the corporate objective; provided that the IFOBEB objective was capped at $5,000,000 so that the aggregate maximum amount to be granted under the corporate objective could not exceed $252,000. The amount calculated under this objective was to be distributed among the participants pro rata in accordance with the amount of their respective base salary amounts as of January 1, 2006.

•	up to 10% of their base salary as of January 1, 2006, upon achievement of their respective personal performance objectives.

As with the annual base salary, the Compensation Committee annually evaluates each named executive officer’s performance with respect to the approved corporate goals and objectives relevant to the individual’s compensation, including annual performance objectives. In March 2007, the Committee considered the awards to executive officers under the Bonus Plan. Based on achievement of in excess of the maximum target of $5 million IFOBEB, and a review of Mr. Richard Blum, Mr. David Blum and Mr. Blazer’s performances of their respective individual performance objectives in 2006, the Committee approved the maximum cash bonuses to each of them under the Bonus Plan.

The amounts earned by the named executive officers under the Company’s Bonus Plan for performance in fiscal 2006 pursuant to awards approved by the Compensation Committee in March 2007 are reflected in the column entitled “Non-Equity Incentive Plan Compensation” of the Summary Compensation Table below.

Long-Term Equity Incentive Compensation

The Company believes that granting stock-based awards provides named executive officers with a strong economic interest in maximizing shareholder returns over the longer term. The Company also believes that the practice of granting stock-based awards is important in retaining and recruiting the key talent necessary to ensure the Company’s continued success.

To that end, in October 1997, the Company adopted the 1997 Stock Incentive Plan (the “1997 Plan”). The 1997 Plan is designed to promote the long-term financial interests and growth of the Company by attracting and retaining management with the ability to contribute to the success of the business, by providing an opportunity for increased equity ownership by named executive officers and by maintaining competitive levels of total compensation. The Stock Option Committee administers the 1997 Plan, however, the Compensation Committee must determine and approve all stock options issued to executive officers under the 1997 Plan. Under the 1997 Plan, awards may be non-qualified stock options or incentive stock options. It is the policy of the Compensation Committee to grant incentive stock options for all eligible employees granted options, as incentive options provide the employees with a enhanced tax benefit over non-qualified stock options.

Each year, the Compensation Committee selects the executive officers, if any, to receive stock options and determines at its sole discretion the number of shares subject to each option grant based on market competitiveness and performance of each executive officer. The Compensation Committee also reviews the outstanding unvested options and warrants of the named executive officers from time to time and may grant additional options to provide appropriate ongoing incentives.

Options granted to executive officers and directors in 2006 had a three-year vesting period to encourage key executives to continue their employment with the Company.

In April 2007, the Compensation Committee approved, and recommended for the Board of Director’s approval, a 2007 Incentive Bonus Plan (the “2007 Plan”). The 2007 Plan is described under Proposal II, Approval of the 2007 Equity Incentive Plan. The 2007 Plan will permit us to grant stock awards as well as option awards and the Compensation Committee believes that this will give the Company more flexibility in designing its overall compensation packages.

Perquisites and Other Personal Benefits

The Company provides certain named executive officers with certain perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain employees for key positions. These perquisites include car allowances and payment of life insurance premiums.

Kirk & Blum, one of our subsidiaries, sponsors a 401(k) retirement plan for our employees. Pursuant to the plan, the Company matches contributions each pay period at 50% of the employee’s contributions up to 6% of an employee’s compensation. The named executive officers may participate in the 401(k) plan on the same terms as the rest of our employees.

Attributed costs of the perquisites described above for the named executive officers for fiscal 2006 are included in column “All Other Compensation” of the Summary Compensation Table in the Executive Compensation section.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of the named executive officer for fiscal year 2006.

Name and Principal Position	Year	Salary		Bonus	Option Awards[1]	Non-Equity Incentive Plan Compensation[2]	All Other Compensation ($)		Total ($)
PEO-Phillip DeZwirek	2006	$340,000	[3]		—	—	—		$340,000
Chairman of the Board & Chief Executive Officer

PFO-Dennis W. Blazer	2006	$180,000		$10,000	$43,641	$79,496	$15,644	[4]	$328,781
Vice President-Finance & Administration and Chief Financial Officer

Richard J. Blum	2006	$287,500		$10,000	—	$136,634	$23,606	[5]	$457,740
President

David D. Blum	2006	$212,500		$10,000	—	$99,370	$19,608	[6]	$341,478
Senior Vice President

[1]

Represents the compensation costs of stock options for financial reporting purposes for the year under the Statement of Financial Accounting Standard No. 123 (Revised 2004) Share Based Payments (“FAS 123R”), rather than the amount paid to or realized by the named executive officer. See Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 for the relevant assumptions used to determine the valuation of our option awards.

[2]	Amounts represent incentive bonuses earned under the Bonus Plan.
[3]

Includes amounts paid to Green Diamond for consulting services. Mr. DeZwirek is deemed to control Green Diamond. Green Diamond also receives reimbursement for Company office space and expenses in Toronto in the amount of $10,000 per month, however, the Company does not deem that to be compensation paid to Mr. DeZwirek. See Related Transactions above.

[4]	Represents Company contribution of $5,559 to our 401(k) plan on behalf of Mr. Blazer, $1,754 of insurance premiums paid for term life insurance for his benefit and a $8,331 car allowance.
[5]	Represents Company contribution of $7,500 to our 401(k) plan on behalf of Mr. Richard Blum, $4,356 of insurance premiums paid for term life insurance for his benefit and a $11,750 car allowance.
[6]	Represents Company contribution of $6,481 to our 401(k) plan on behalf of Mr. David Blum, $1,377 of insurance premiums paid for term life insurance for his benefit and a $11,750 car allowance.

In 2006, the Compensation Committee and the Board of Directors approved employment agreements with Mr. Richard Blum and Mr. David Blum and a consulting agreement with Green Diamond, through which Mr. Phillip DeZwirek provides services to the Company. The term of each of the employment agreements is through December 31, 2008 and the term of the consulting agreement is through December 31, 2011. Richard Blum’s employment agreement provides for $275,000 in base salary, which was increased to $300,000 as of July 1, 2006 and David Blum’s employment agreement provides for $200,000 in base salary, which was increased to $225,000 as of July 1, 2006. They are also entitled to participate in any incentive bonus plans we establish. Under the Consulting Agreement, Green Diamond will receive a monthly fee of $30,000, which will be reviewed annually by the Company for possible increase. The Compensation Committee and Board of Directors also approved a base salary increase for Dennis Blazer of July 1, 2006 from $160,000 to $200,000.

Under the employment agreements, each of Richard Blum and David Blum are subject to non-competition and non-solicitation provisions during their employment and for two years following the termination of their employment and to certain confidentiality covenants for an unspecified amount of time. These agreements are further described in the section entitled “Executive Compensation—Potential Payments Upon Termination, Retirement or Change of Control”.

Grants Of Plan-Based Awards

The following table sets forth information regarding non-equity incentive plan awards and each stock option award made to a named executive officer during the fiscal year ended December 31, 2006 under any plan. All stock option awards were made under the 1997 Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[2]
Phillip DeZwirek	—	—	—	—
Dennis W. Blazer	6/21/06 3/01/07	79,496	15,000	$7.30	$68,787
Richard J. Blum	3/01/07	136,634
David D. Blum	3/01/07	99,370

[1]

The amounts shown reflect the bonus potential under the Bonus Plan for fiscal year 2006. The actual amounts earned by each named executive officer in 2006 are reported under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. For a detailed discussion of the Bonus Plan, see “Compensation Discussion and Analysis–2006 Executive Compensation Components–Cash Performance Bonus.”

[2]

Refer to Note 11 to our consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2006 for the relevant assumptions used to determine the valuation of our option awards.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised stock options and warrants for each named executive officer as of the end of fiscal year 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
Phillip DeZwirek	500,000 500,000 250,000			$ $ $	2.0625 3.0 2.75	8/14/2010 1/22/2009 1/14/2008

Dennis W. Blazer	12,500	37,500	[1]		$3.35	12/13/2014
		15,000	[2]		$7.30	6/21/2016

Richard J. Blum	25,000 448,000			$ $	2.01 2.9375	10/5/2011 12/6/2009

David D. Blum	335,000				$2.9375	12/6/2009

[1]	Options become exercisable with respect to 12,500 shares on each of December 13 2006, 2007 and 2008.
[2]	Options vest in equal annual installments of 5,000 shares commencing on June 21, 2007.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to exercised stock options of the named executive officers during the fiscal year ended December 31, 2006.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Phillip DeZwirek	250,000 750,000	$ $	1,146,250 3,345,000
Dennis W. Blazer	12,500		$36,500
Richard J. Blum	—		—
David D. Blum	—		—

Potential Payments Upon Termination, Retirement or Change of Control

Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. The Company has no formal policy regarding severance payments or retirement payments. Upon death or disability of a named executive officer, the named executive officer will receive benefits under the disability or life insurance policies maintained for such officer, as appropriate.

We have entered into employment agreements with Mr. Richard Blum and Mr. David Bum that require us to make payments and provide various benefits to each executive in the event of such executive’s termination with the Company. We have also entered into a Consulting Agreement with Green Diamond, which is deemed to be controlled by Phillip DeZwirek and Jason DeZwirek, both of whom are executive officers. The compensation paid to Green Diamond under the Consulting Agreement is attributed to Phillip DeZwirek.

Under each of the employment agreements with Richard Blum and David Blum, upon a termination due to a breach by the Company or by the Company without cause, each of them will be entitled to an amount equal to their base salary for twelve months following termination. In such event, each of them also will be entitled to a payment equal to the pro rata portion of any bonus he would have been entitled to under the Bonus Plan. If a termination for other than cause or a termination due to breach by the Company had occurred as of December 31, 2006, Richard Blum would have been entitled to $300,000 in base salary payments over a twelve month period and an amount of $109,134 to equal the bonus he otherwise would have received, payable as of the determination of the bonuses, and David Blum would have been entitled to $225,000 in base salary over a twelve month period and an amount of $79,370 to equal the bonus he otherwise would have received, payable as of the determination of the bonuses, in each case assuming that they would not have received any of the individual performance portion under the Bonus Plan. “Cause” under the employment agreements includes material breach of the terms of the employment agreement by the employee if not cured within thirty days, breach of the employee’s confidentiality, non-competition or non-solicitation covenants, conviction of a felony or certain misdemeanors, illegal business practices in connection with the Company or its businesses, excessive absence for reasons other than vacation, disability or sickness, and the failure of the employee to obey directions of the Board of Directors. A breach by the Company under the employment agreements includes a continuing material breach by the Company of the terms of the employment agreement, relocation of employee’s work place more than 35 miles from its current location, demotion of the employee, and a material reduction in base salary.

Under its consulting agreement, Green Diamond may terminate its engagement in the event of a change of control and the Company may terminate the Consulting Agreement in the event of cause. Either party may terminate the consulting agreement in the event of certain events relating to bankruptcy or insolvency. In the event that the consulting agreement is terminated for any reason other than cause, Green Diamond is entitled to a severance fee in the amount of the remaining aggregate monthly fees that Green Diamond would have received had the consulting agreement not been terminated, provided that the amount will not exceed an amount equal to one dollar less that 300% of Green Diamond’s base amount, as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

Cause under the consulting agreement includes willful and material breach by Green Diamond of the consulting agreement if not cured within fifteen business days, any act by Green Diamond of material fraud or dishonesty with respect to any aspect of the business of the Company, or misappropriation of Company funds. Change of Control under the consulting agreement includes the acquisition of beneficial ownership by a third party of 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, or approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company. It also includes if individuals who, as of the effective date of the consulting agreement, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, that any individual who becomes a director by a vote of at least a majority of the directors then compromising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board.

If the consulting agreement had been terminated as of December 31, 2006 other than due to cause, Green Diamond would have been entitled to receive approximately $1,020,000 as a severance payment.

Director Compensation

The following table provides information on 2006 cash compensation for non-employee directors who served during 2006. The table does not include expenses for attending meetings.

Name	Fees Earned or Paid in Cash ($)	Option Awards[1] ($)	Total ($)
Thomas J. Flaherty	$27,200	$25,061	$52,261
Ronald Krieg	$30,000	$22,303	$52,303
Arthur Cape	$16,000	$21,053	$37,053
Donald Wright	$16,200	$25,061	$41,261

[1]

Represents the compensation costs of stock options for financial reporting purposes for the year under the FAS 123R, rather than the amount paid to or realized by the director. See Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 for the relevant assumptions used to determine the valuation of our option awards.

Director Flaherty receives an annual amount of $25,000 for serving as a director of CECO and $1,000 for every formal board meeting he attends; Director Krieg receives an annual amount of $20,000 for serving as a director, $4,000 per year for serving as Chairman of the Audit Committee, and $1,000 for every formal board meeting and audit meeting he attends; and Directors Cape and Wright each receive an annual amount of $10,000 or serving as a director, plus $1,000 for every formal meeting they attend. We also reimburse or pay the Board members their reasonable travel expenses to attend meetings. We granted options to purchase 15,00 shares of stock to each of the non-employee directors on June 21, 2006, which vest in three equal annual installments commencing June 21, 2007.

Compensation Committee Interlocks and Insider Participation

Directors Flaherty and Wright serve on the Compensation Committee, and neither of them is a past or present employee or officer of our or any of our subsidiaries. No member of the Compensation Committee has or had any relationship with us requiring disclosure pursuant to Item 404 of Regulation S-K under the Exchange Act. Phillip DeZwirek and Jason DeZwirek, each executive officers and directors of the Company, serve as directors and executive officers of API Nanotronics Corp. (“API”) and Donald Wright also serves as a director of API. API does not have a compensation committee, therefore, all of Phillip DeZwirek, Jason DeZwirek and Donald Wright are deemed to serve the equivalent functions of a compensation committee for API. See “Related Transactions” for information on related transactions between the Company and Phillip DeZwirek and Jason DeZwirek.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the section entitled “Compensation Discussion and Analysis” with management. Based on the review and discussion, the Compensation Committee recommended to the Board of Directors that the section entitled “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for fiscal 2006 and in this Proxy Statement.

Compensation Committee

Thomas J. Flaherty, Chairman

Donald A. Wright

PROPOSAL II

APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN

General

Our Board of Directors adopted the 2007 Equity Incentive Plan (the “2007 Plan”) on April 12, 2007 subject to the approval of our stockholders. The Board of Directors is recommending the 2007 Plan to our stockholders for approval. The 2007 Plan is intended to replace the 1997 Plan. If the 2007 Plan is approved by our stockholders, no new awards will be made under the 1997 Plan. Based upon the last reported sale price on the Nasdaq Global Market on April 5, 2007 ($14.47 per share), the maximum aggregate value of the 2,000,000 shares of common stock reserved for under the 2007 Plan would be $28,940,000.

Reasons for the 2007 Plan

The Board of Directors established the 2007 Plan to promote the best interests of the Company and its stockholders by assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative, providing an incentive to such persons to contribute to the growth and success of our businesses by affording such persons equity participation in the Company and aligning the interests of such persons with those of the Company and its affiliates and stockholders. The 1997 Plan expires by its terms in October 2007, and the Board of Directors believes that it is essential to have an incentive plan to compensate and incentivize its employees, directors, and consultants. The classes of persons who will be eligible to participate in, and the basis of their participation in, the 2007 Plan are described below in “Summary of the 2007 Equity Incentive Plan.” As of April 5, 2007, there are a total of 283,000 shares subject to outstanding options under the 1997 Plan and 1,217,000 shares of common stock remaining available for issuance under the 1997 Plan. The Board of Directors believes that an increase to the number of available shares to be granted under the 2007 Plan will provide sufficient number of shares of common stock and options for future granting needs and that 2,000,000 is an adequate number of shares to be available for grants in the future. The Board of Directors believes that implementing the 2007 Plan will help us achieve the purposes of the 2007 Plan set forth above.

No grants under the 2007 Plan will be made following the date of the 2007 Annual Meeting of Stockholders unless the stockholders approve the 2007 Plan.

Summary of the 2007 Equity Incentive Plan

The 2007 Plan authorizes the issuance of options to purchase shares of common stock and the grant of bonus stock awards and restricted common stock awards. Set forth below is a summary of the material terms of the 2007 Plan. The statements contained in the summary are intended only to summarize the 2007 Plan and are qualified in their entirety by reference to the 2007 Plan itself. For a more complete description of the terms of the 2007 Plan, you should read a copy of the 2007 Plan which is attached to this proxy statement as Exhibit B.

Administration. Administration of the 2007 Plan has been delegated to the Compensation Committee. The Compensation Committee shall consist solely of two (2) or more independent, non-employee directors, as defined in Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, who are “outside directors” within the meaning of Section 162(m).

Eligibility. All of our employees, including those of our subsidiaries and those of our affiliates, are eligible to participate in the 2007 Plan. Our Directors and other persons that provide consulting services to us, our subsidiaries and our affiliates are also eligible to participate in the 2007 Plan. The term “affiliates” is used in this summary to refer to any person or entity that directly or indirectly controls, or is controlled by or is under common control with us. The term “subsidiary” is used in this summary to refer to any corporation or other corporate entity (other than the Company) in an unbroken chain of corporate entities beginning with the Company if each of the corporations or other corporate entity (other than the last corporation in the unbroken chain) owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Maximum Shares and Award Limits. Under the 2007 Plan, the maximum number of shares of common stock that may be subject to awards is 2,000,000. There is no provision for automatically increasing either the number of shares of common stock allocated to the 2007 Plan without further approval by the stockholders. The terms of outstanding awards will be adjusted without the approval of our stockholders as the Compensation Committee determines is appropriate in the event of a stock dividend, stock split, reclassification of stock, merger, reorganization or similar event. If an option terminates, expires or becomes un-exercisable, or shares of common stock subject to a stock award are forfeited, the shares subject to such option or stock award are available under the first sentence of this paragraph for future awards under the 2007 Plan.

Stock Options. The 2007 Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are employees or employees of subsidiaries that are treated as corporations for federal income tax purposes. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000. The Compensation Committee will select the participants who are granted options and, consistent with the terms of the 2007 Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price for options cannot be less than the common stock’s fair market value on the date the option is granted, and in the event a grant of an option intended to be an incentive stock option to a participant is deemed to be a 10% owner of the Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock’s fair market value on the date the option is granted. Generally, the option price must be paid in cash, however, if approved by the Compensation Committee, a cashless exercise will be permitted. Options may be exercised in accordance with requirements set by the Committee. The maximum period in which an option may be exercised will be fixed by the Committee, provided that (a) in order for options to qualify as incentive stock options, the maximum period cannot exceed ten years, and (b) in the event a participant is deemed to be a 10% owner of the Company or a subsidiary, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options will be nontransferable except in the event of the participant’s death.

Unless provided otherwise in a participant’s stock option agreement and subject to the maximum exercise period for the option, an option generally will cease to be exercisable upon the earlier of three months following the participant’s termination of service with us or our affiliate or the expiration date under the terms of the participant’s stock option agreement. The right to exercise an option will expire immediately upon the participant’s termination of service with us if the termination is for cause. Upon death or disability, the option exercise period is extended to the earlier of one year from the participant’s termination of service or the expiration date under the terms of the participant’s stock option agreement.

Stock Awards. The Compensation Committee also will select the participants who are granted bonus or restricted common stock awards and, consistent with the terms of the 2007 Plan, will establish the terms of each bonus or restricted common stock award. A bonus or restricted common stock award may be subject to payment by the participant of a purchase price for the shares of common stock subject to the award, and may be subject to vesting requirements or transfer restrictions or both, if so provided by the Committee. Those requirements may include, for example, a requirement that the participant complete a specified period of employment with the Company or its affiliate or the achievement of certain performance objectives. Any such performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. A transfer of the shares of common stock subject to a restricted common stock award normally will be restricted prior to vesting.

Change in Capitalization. The number of shares of common stock covered by outstanding awards, the number or kind of shares of common stock which may be awarded under the 2007 Plan, and the exercise or purchase price of each outstanding award, and the like, shall be proportionally adjusted by the Compensation Committee in the event of a stock dividend, stock split, reclassification of stock, merger, reorganization or similar event. Such adjustment may not materially change the value of benefits available to a grantee under a previously granted award.

Merger, Consolidation or Asset Sale. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company, or other change in control, then the vesting of all or part of an outstanding option or stock award may be accelerated in the sole discretion of the Board of Directors.

Amendment and Termination. No awards may be granted under the 2007 Plan after April 12, 2017, which is the tenth anniversary of the date on which the 2007 Plan was initially adopted by the Board of Directors. The Board of Directors may amend or terminate the 2007 Plan at any time, but an amendment will not become effective without the approval of our stockholders if stockholder approval is required by any applicable law, regulation or rule, including any rule of Nasdaq. No amendment or termination shall, without a participant’s consent, adversely affect any rights of such participant under any award outstanding at the time such amendment is made; provided, however, that the Board of Directors, in the event of a change in control, replace the awards with substantially similar awards under another plan of another party to the change in control, make a payment to all participants with respect to options equal to the difference between the fair market value of the common stock on the date of the change in control and the exercise price per share of an option on the date of grant, or upon not less than seven days written notice to all holders of options, cause all options to terminate immediately prior to the effective time of the change of control during which seven day period the holders may exercise their vested options, and if the Board of Directors elects, accelerate the vesting of any or all options not then vested.

Federal Income Tax Aspects of the 2007 Equity Incentive Plan

The following is a brief summary of the federal income tax aspects of awards that may be made under the 2007 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. The tax consequences of awards under the 2007 Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options. The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until the later of more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. The Company will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, the Company will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

Nonqualified Stock Options. The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option, provided that the option is granted with an exercise price no less than the fair market value of the stock on the date of grant. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. The Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards. The payment of other awards under the 2007 Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of bonus or restricted common stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives bonus or restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any common stock received by the participant exceeds the purchase price, if any, paid by the participant. Subject to the application of Section 162(m), the Company will receive a tax deduction for the amount of the compensation income.

Information Regarding 2007 Plan Benefits

The awards that will be granted to eligible employees, Directors and consultants under the 2007 Plan will be at the discretion of the Compensation Committee and, therefore, are not determinable at this time. Information regarding awards granted to our named executive officers and Directors under the plans in place during the year ended December 31, 2006 may be found under the captions “Executive Compensation—Director Compensation”, “Executive Compensation—Summary Compensation Table” and “Executive Compensation—Grants Of Plan-Based Awards.”

To approve the 2007 Plan, a majority of the shares present and voting must vote “FOR” the approval of the 2007 Plan. Unless you direct otherwise, if you grant a proxy your shares will be voted “FOR” the proposal to approve the 2007 Plan. The Board of Directors recommends a vote “for” the approval of the 2007 Equity Incentive Plan.

PROPOSAL III

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board of Directors has appointed Battelle & Battelle LLP (“Battelle”) to serve as the independent registered public accounting firm of CECO for its fiscal year ending December 31, 2007. Battelle was engaged to act as CECO’s independent registered public accounting firm on November 9, 2005. The Audit Committee pre-approves any engagement of Battelle and has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent registered public accounting firm and nominate an independent registered public accounting firm for shareholder approval. Representatives of Battelle are not expected to be present at the Annual Meeting. If the stockholders fail to ratify the appointment of Battelle, the Audit Committee would reconsider the recommendation.

Change in Auditors

On November 9, 2005, the Company dismissed Deloitte & Touch LLP (“Deloitte”) as our independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the members of the Audit Committee of the Board of Directors of the Company.

The audit reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2004 and 2003 and through November 9, 2005, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports.

During the years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through November 9, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(l)(v) except the following:

On February, 8, 2005, the Company, in consultation with its Audit Committee, concluded that it must correct its previously issued financial statements to properly account for revenue recognized under the percentage of completion method of accounting. The Company’s management determined that a spreadsheet error existed affecting the manner in which revenue was calculated and recognized on small projects. While revenue recognized under the percentage of completion calculation on individual large projects was accurate, due to this spreadsheet error, the accumulation of revenue for small projects was incorrect. This error was material and occurred from 2000 to 2003 and the three quarters reported during 2004. This correction resulted in the restatement of the Company’s consolidated financial statements for the fiscal years 2001 through 2003, which was reflected in the Annual Report on Form 10-K/A for the year ended December 31, 2003, and for the three quarters of 2004, which are reflected in Quarterly Reports in Form 10-Q/A for the relevant periods. After evaluating the nature of the deficiency and the resulting restatement, the Company’s Chief Executive Officer and Chief Financial Officer concluded that a material weakness existed in the Company’s internal control over financial reporting as of December 31, 2003.

Management detected the error noted above as a result of additional monitoring processes and procedures that were implemented during the fourth quarter of 2004 to review revenue recognized under the percentage of completion method of accounting. The additional procedures were implemented by an individual hired by the Company in its efforts to expand the internal control structure in connection with its planning and execution under the internal control standards of Section 404 of the Sarbanes-Oxley Act of 2002. This person was hired in August 2004 to initiate the Company’s documentation and testing of its internal controls. The individual’s responsibilities included performing certain monitoring activities which detected the material misstatement.

Based on management’s evaluation of the effectiveness of the Company’s disclosure controls and procedures and the additional monitoring controls that were in place as of December 31, 2004, which enabled the Company to detect the error, the Chief Executive Officer and Chief Financial Officer concluded that the material weakness that led to this error not being detected timely had been mitigated as December 31, 2004, and that our disclosure controls and procedures were effective as of December 31, 2004. A discussion of such material weaknesses that were identified may be found in: Item 9A of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003, which was filed with the SEC on April 15, 2005; Item 4 of the Company’s Quarterly Report on Form 10-Q/A for the three month period ended March 31, 2004, which was filed with the SEC on April 15, 2005; Item 4 of the Company’s Quarterly Report of Form 10-Q/A for the three month period ended June 30, 2004, which was filed with the SEC on April 15, 2005; and Item 4 of the Company’s Quarterly Report on Form 10-Q/A for the three month period ended September 30, 2004, which was filed with the SEC on April 15, 2005.

The material weaknesses and events described above were discussed by the Company’s management and the Audit Committee of the Board of Directors of the Company with Deloitte. The Company has authorized Deloitte to respond fully to the inquiries of the successor independent registered public accounting firm concerning these issues.

On November 9, 2005, we engaged Battelle as our new independent registered public accounting firm to conduct the audit of our financial statements as of and for the year ended December 31, 2005. The decision to engage Battelle was made and approved by the Audit Committee of our board of Directors. During the two fiscal years ended December 31, 2003 and 2004 and through November 9, 2005, the Company had not consulted with Battelle regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304 (a)(l)(iv) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

The following table sets forth the fees for services provided by Battelle & Battelle LLP and Deloitte & Touche LLP relating to the fiscal years ended December 31, 2005 and December 31, 2006, respectively.

Fees Billed by Independent Auditors:

	Fiscal Year 2005		Fiscal Year 2006
	Deloitte	Battelle	Battelle
Audit Fees	$57,742	$146,000	$180,432
Audit-Related Fees	$19,075	—	$6,000
Tax Fees	$71,000	$39,050	$45,000
All Other Fees	—	—	—
Total	$147,817	$185,050	$231,432

The following is a description of the nature of the services comprising the fees disclosed in the table above for each of the four categories of services. The Audit Committee has considered whether providing non-audit services is compatible with maintaining Battelle’s and Deloitte’s respective independence.

Audit Fees. These are fees for professional services for the audit of our annual consolidated financial statements, the review of financial statements included in Quarterly Reports on Form 10-Q, and services that are normally rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees. These services include advisory services related to Sarbanes-Oxley and our acquisition of the assets of Effox, Inc., and Deloitte’s review of our response to an SEC comment letter.

Tax Fees. These are fees for professional services rendered by Deloitte and Battelle with respect to tax compliance, tax advice and tax planning. These services include tax return preparation and consulting on tax planning matters.

All Other Fees. These are fees for other services rendered by Deloitte and Battelle that do not meet the above category descriptions.

Audit Committee Pre-Approval Policy. The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for the Company by Battelle or Deloitte prior to their engagement for such services. The Audit Committee has delegated to each of its members the authority to grant pre-approvals, such approvals to be presented to the full Committee at the next scheduled meeting. None of the fees paid to Deloitte or Battelle under the categories Audit-Related, Tax and All Other were approved by the Audit Committee after the services were rendered pursuant to the deminimis exception established by the SEC.

The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting with a quorum present is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BATTELLE & BATTELLE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CECO FOR FISCAL YEAR 2007.

ADDITIONAL INFORMATION

Other Matters

As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote the shares they represent as the Board of Directors may recommend.

A COPY OF CECO’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO CECO ENVIRONMENTAL CORP., TO THE ATTENTION OF THE SECRETARY, 3120 FORRER STREET, CINCINNATI, OHIO 45209.

Stockholder Proposals for 2008 Annual Meeting

Shareholders who, in accordance with Securities and Exchange Commission Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting Proxy Statement must submit their proposals so that they are received by the Secretary of the Company at 3120 Forrer Street, Cincinnati, Ohio 45209, no later than the close of business on December 22, 2007. As the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included.

If a shareholder wishes to present a proposal at our 2008 annual meeting and the proposal is not intended to be included in the Company’s proxy statement relating to the 2008 annual meeting, the shareholder must give advance notice to the Secretary of the Company no later than March 6, 2008.

Method of Proxy Solicitation

The cost of solicitation of the proxies will be borne by us. In addition to solicitation of the proxies by use of the mails, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

By Order of the Board of Directors

/s/ Phillip DeZwirek
Phillip DeZwirek
Chairman of the Board of Directors and
Chief Executive Officer

April 20, 2007

EXHIBIT A

CHARTER OF THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CECO ENVIRONMENTAL CORP.

(the “Company”)

A.	PURPOSE

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors of the Company (the “Board”) relating to compensation of the Company’s executive officers, including the responsibilities to:

1.	Review and approve corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”), evaluate the CEO’s performance in light of those goals and objectives, and, to determine and approve, or recommend to the Board for approval, the CEO’s compensation level based on this evaluation;

2.	Approve, or make recommendations to the Board with respect to, non-CEO compensation, incentive-compensation plans and equity-based plans; and

3.	Produce and approve an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations of the Nasdaq Stock Market, Inc. (“Nasdaq”), Securities and Exchange Commission (the “SEC”) and other regulatory bodies.

B.	STRUCTURE AND MEMBERSHIP

1.	Number. The Compensation Committee shall consist of at least two members of the Board.

2.	Independence. The Committee will be comprised solely of “independent directors,” i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each of whom is otherwise “independent” under the rules of Nasdaq.

3.	Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5.	Selection and Removal. Members of the Compensation Committee shall be appointed by the Board. The Board may remove members of the Compensation Committee, with or without cause.

C.	AUTHORITY AND RESPONSIBILITIES

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1.	CEO Compensation. The Compensation Committee shall annually review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the CEO’s performance in light of those goals and objectives, and shall have the authority to determine and approve, or recommend to the Board of Directors for approval, the CEO’s compensation level based on this evaluation.

A-1

2.	Senior Executive Officer Compensation. The Compensation Committee shall periodically review and shall have the authority to determine and approve, or review and recommend to the Board of Directors for approval, senior executive officer compensation, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of senior executive officer compensation.

3.	Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans. The Compensation Committee shall approve and recommend to the Board of Directors for approval, all equity compensation grants, plans and amendments to existing compensation plans. Notwithstanding the foregoing, if the Company has a Stock Option Committee with respect to a stock option plan, stock option grants under such stock option plan shall also be subject to the Stock Option Committee approval.

4.	Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

5.	Compensation Committee Report on Executive Compensation. The Compensation Committee shall produce and approve an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations of Nasdaq and the Securities and Exchange Commission and other regulatory bodies.

6.	Long-term Strategy. In consultation with senior management, the Compensation Committee shall establish, review, and evaluate the long-term strategy of employee compensation and the types of stock and other compensation plans used by the Company.

7.	Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	PROCEDURES AND ADMINISTRATION

1.	Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities but no less frequently than once every fiscal year. The Committee may invite the Chief Executive Officer, the President, Chief Financial Officer, Chairman of the Board, Secretary, or any other officer desired by the Compensation Committee or its Chairman. No such person may be present during any discussions and deliberations of the Committee regarding the compensation of any such person. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. When appropriate, as permitted under applicable law and the rules and listing standards of Nasdaq, the Compensation Committee may delegate authority to one or more subcommittees, the Board or management as it deems appropriate from time to time under the circumstances.

3.	Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4.	Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the reasonable compensation of such advisors as established by the Compensation Committee.

A-2

EXHIBIT B

CECO ENVIRONMENTAL CORP.

2007 EQUITY INCENTIVE PLAN

1.	PURPOSE

The purpose of the CECO Environmental Corp. 2007 Equity Incentive Plan (the “Plan”) is to advance the interests of CECO Environmental Corp. (the “Company”) and its stockholders by providing Directors, Consultants and those key employees of the Company and its Subsidiaries and Affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Subsidiaries and Affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan also is to attract and retain personnel of sufficient experience and ability to the service of the Company and its Subsidiaries and Affiliates, and to reward such individuals for achievement of corporate and individual performance goals.

2.	DEFINITIONS

(a) “Affiliate” means an affiliate as that term is defined in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

(b) “Award” means a Stock Grant or a grant of Non-statutory Stock Options or Incentive Stock Options pursuant to the provisions of this Plan.

(c) “Board of Directors” or “Board” means the board of directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Change in Control” of the Company shall have occurred when (i) any “person”, as the term is used in Section 3 of the Exchange Act (other than a Company employee benefit plan) is or becomes the “beneficial owner” as defined in Rule 16a-1 under the Exchange Act, directly or indirectly, of securities of the Company representing 50% or more of the Company’s outstanding securities ordinarily having the right to vote in the election of directors; (ii) individuals who constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board shall be for purposes of this clause (ii) considered as though he or she were a member of the Incumbent Board; (iii) consummation of a plan of reorganization, merger, or consolidation, in which the stockholders of the Company own less than 50% of the outstanding voting securities of the surviving entity; or (iv) a sale of substantially all of the Company’s assets, a liquidation or dissolution of the Company or a similar transaction.

(f) “Committee” means the Compensation Committee of the Board, consisting of two or more Directors appointed by the Board pursuant to Section 3 hereof who are “non-employee directors,” as defined in Rule 16b-3 promulgated by the SEC under the Exchange Act and “outside directors” as defined in Treas. Reg. 1.162-27 promulgated under the Code, and if there is no Compensation Committee fitting such requirements, the Committee shall be the Board of Directors of the Company.

(g) “Common Stock” means the Common Stock of the Company, $.01 par value per share.

(h) “Consultant” means an individual, corporation, partnership, limited liability company or other entity providing services to the Company, its Subsidiaries or Affiliates in an independent contractor capacity.

(i) “Date of Grant” means the date an Award is effective pursuant to the terms hereof.

(j) “Director” means a Director of the Company or a Subsidiary or Affiliate of the Company who is not also an Employee.

(k) “Disability” means disability as defined in Code Section 409A.

(l) “Employee” means any person who is employed by the Company or a Subsidiary or Affiliate of the Company on a full-time or part-time basis.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean, as of any date, (i) the closing price of the Common Stock on the principal national stock exchange on which the shares are listed on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not listed on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not listed on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as quoted on the OTC Bulletin Board or such other market as the Board deems appropriate to use; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith applying a consistent methodology for all Awards, provided such fair market value meets the definition of fair market value for purposes of Code Section 409A.

(o) “Incentive Stock Option” means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 9 of this Plan.

(p) “Investor Relations Activities” means any activities, by or on behalf of the Company that promotes or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:

(a) the dissemination of information provided, or records prepared, in the ordinary course of business of the Company;

(i) to promote the sale of products or services of the Company, or;

(ii) to raise public awareness of the Company,

that cannot reasonably, be considered to promote the purchase or sale of securities of the Company;

(b) activities or communications necessary to comply with the requirements of,

(i) any applicable Securities Laws;

(ii) any requirements of any national or foreign securities exchange or the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Company;

(c)	communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if,

(i) the communication is only through the newspaper, magazine or publication, and

(ii) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(d)	activities or communications that may be otherwise specified by any national or foreign securities exchange.

(q) “Non-statutory Stock Option” means an Option granted to a Participant and which is not an Incentive Stock Option.

(r) “Option” means an Award granted under Section 8 or Section 9 of this Plan.

(s) “Participant” means an Employee of the Company or a Subsidiary or Affiliate chosen by the Committee to participate in the Plan, a Director of the Company or a Subsidiary or Affiliate of the Company chosen by the Committee to participate in the Plan or a Consultant to the Company or a Subsidiary or Affiliate of the Company chosen by the Committee to participate in the Plan.

(t) “Regulatory Authorities” means all national and foreign securities exchanges, facilities on which the Company’s securities are listed or quoted, all federal, state and foreign securities commissions or similar securities regulatory bodies having jurisdiction over the Company and all self-regulatory organizations that have jurisdiction over the Company.

(u) “SEC” means the U.S. Securities and Exchange Commission.

(v) “Securities Laws” means securities legislation, securities laws, securities regulations and securities rules, as amended, and the securities related policies, notices, instruments and orders in force from time to time that govern or are applicable to the Company.

(w) “Stock Grant” means a grant of shares of Common Stock accompanied by such restrictions as may be determined by the Committee under Section 7 of this Plan.

(x) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(y) “Termination for Misconduct” means the termination of a Participant for gross negligence, commission of a felony or material violation of any established Company policies.

3.	ADMINISTRATION

3.1 General. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board. The Committee shall act by vote of a majority of its members or unanimous written consent. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable with respect to Participants. Subject to the limitations of the Plan and the ultimate authority of the Board, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on such Participants and on their legal representatives and beneficiaries. In determining the number of shares of Common Stock with respect to which Options and Stock Grants are exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it less.

3.2 Limitation on Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the Company, and its Subsidiaries and Affiliates and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

4.	TYPES OF AWARDS

Awards under the Plan may be granted in any one or a combination of:

(a) Stock Grants;

(b) Non-statutory Stock Options; and

(c) Incentive Stock Options;

as defined in paragraphs 7, 8 and 9 of the Plan.

The Committee shall, in its discretion, determine from time to time which Participants will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, the restrictions, if any, which will be applicable to each Stock Grant, whether each Option will be an Incentive Stock Option or a Non-statutory Stock Option (except that Incentive Stock Options may not be awarded to Consultants or Directors), and the exercise price of an Option. In making all such determinations, the Committee shall take into account the duties, responsibilities and performance of each respective Participant, his or her present and potential contributions to the growth and success of the Company, his or her compensation and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time the shares have been issued to the Participant.

5.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15, the maximum number of shares reserved for Stock Grants and for purchase pursuant to the exercise of Options granted under the Plan is two million (2,000,000) shares of Common Stock.

The shares of Common Stock to be subject to the Plan may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that the Plan provides for the issuance of stock certificates with respect to Common Stock, the Company may, in lieu thereof, record the shares on a book entry account maintained by the Company’s transfer agent. To the extent that Options are granted and Stock Grants are made under the Plan, the shares underlying such Options and Stock Grants will be unavailable for future grants under the Plan except that, to the extent that the Options and Stock Grants granted under the Plan terminate, expire, are canceled or are forfeited without having been exercised, new Awards may be made with respect to such shares.

6.	ELIGIBILITY

Officers and other Employees (including Employees who also are Directors of the Company or its Subsidiaries or Affiliates) shall be eligible to receive Stock Grants, Incentive Stock Options and Non-statutory Stock Options under the Plan. Directors and Consultants shall be eligible to receive Stock Grants and Non-statutory Stock Options under the Plan.

7.	STOCK GRANTS

7.1 General Terms. Each Stock Grant may be accompanied by such restrictions, or may be made without any restrictions, as may be determined in the discretion of the Committee. Such restrictions may include, without limitation, requirements that the Participant remain in the continuous employment of the Company or its Subsidiaries or Affiliates for a specified period of time, or that the Participant meet designated individual performance goals, or that the Company and/or one or more of its Subsidiaries or Affiliates meet designated performance goals.

7.2 Issuance Procedures. A stock certificate representing the number of shares of Common Stock covered by a Stock Grant shall be registered in the Participant’s name and may be held by the Participant; provided however, if a Stock Grant is subject to certain restrictions, the shares of Common Stock covered by such Stock Grant shall be registered in the Participant’s name and held in custody by the Company. Unless the Committee determines otherwise, a Participant who has been awarded a Stock Grant shall have the rights and privileges of a stockholder of the Company as to the shares of Common Stock covered by a Stock Grant, including the right to receive dividends and the right to vote such shares. None of the shares of Common Stock covered by the Stock Grant may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the expiration or satisfaction of any applicable restrictions or performance requirements. All of the shares of Common Stock covered by a Stock Grant shall be forfeited and all rights of a Participant who has been awarded such Stock Grant to such shares shall terminate without further obligation on the part of the Company in the event that any applicable restrictions or performance requirements do not expire or are not satisfied. Upon forfeiture of shares of Common Stock, such shares shall be transferred to the Company without further action by the Participant. Upon the expiration or satisfaction of any applicable restrictions, whether in the ordinary course or under circumstances set forth in Section 7.3, certificates evidencing shares of Common Stock subject to the related Stock Grant shall be delivered to the Participant, or the Participant’s beneficiary or estate, as the case may be, free of all such restrictions.

7.3 Accelerated Vesting

(a) Termination of Service. If a Participant terminates service prior to vesting in any Stock Grant, all outstanding unvested Stock Grants shall be forfeited by such Participant; provided, however, that vesting may be accelerated in the sole discretion of the Committee.

(b) Change in Control. The vesting of all or part of an outstanding Stock Grant may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

8.	NON-STATUTORY STOCK OPTIONS

8.1 Grant of Non-statutory Stock Options

(a) Grants to Employees, Consultants and Directors. The Committee may, from time to time, grant Non-statutory Stock Options to Participants.

(b) Terms of Non-Statutory Options. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

(i) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined on the date the option is granted. Such purchase price shall be the Fair Market Value of the Company’s Common Stock on the Date of Grant or such greater amount as determined by the Committee; provided, however, that the purchase price of a Non-statutory Stock Option granted under this Plan may be less than the Fair Market Value of the Common Stock on the date of Grant if the Grant: (i) involves the substitution of a Non-statutory Stock Option under this Plan for an outstanding option under another plan pursuant to a corporate transaction; (ii) the requirements of Treas. Reg. 1.424-1 would be met if the Non-statutory Stock Option was an Incentive Stock Option; and (iii) the ratio of the exercise price from the fair market value of the shares subject to the new Non-statutory Stock Option immediately after the substitution is not greater than the ratio of the exercise price to the fair market value of the shares subject to the old Non-statutory Stock Option immediately before the substitution. Shares may be purchased only upon full payment of the purchase price, provided, however, that, if authorized by the Committee, a Participant may exercise an Option through a cashless exercise as permitted by Federal Reserve Board Regulation T and the Company shall make reasonable efforts to facilitate such exercise.

(ii) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be ten years from the Date of Grant, or such shorter period determined by the Committee. The Committee shall determine the date on which each Non-statutory Stock Option shall become vested and may provide that a Non-statutory Stock Option shall become vested in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes vested. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option becomes vested in whole or in part.

(iii) Termination of Service. Upon the termination of a Participant’s service as an Employee, Director or a Consultant for any reason other than death or Disability, Termination for Misconduct, or by order of any Regulatory Authority, the Participant’s Non-statutory Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of 90 days following termination unless otherwise determined by the Committee in its sole discretion. Notwithstanding the foregoing, if the Participant is engaged to provide Investor Relations Activities, and such Participant ceases to be so engaged for any reason other than death or Disability, Termination for Misconduct or by order of any Regulatory Authority, such Participant’s vested Non-Statutory Stock Options shall be exercisable for a period of 30 days following termination unless the Committee in its sole discretion determines otherwise.

In the event of termination for death or Disability, the Participant’s Non-statutory Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of twelve months following termination unless otherwise determined by the Committee in its sole discretion.

In the event of Termination for Misconduct or by order of a Regulatory Authority, all rights under the Participant’s Non-statutory Stock Options shall expire upon termination of employment.

The vesting of all or a part of a Grant of Non-statutory Stock Options may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

9.	INCENTIVE STOCK OPTIONS

9.1 Grant of Incentive Stock Options

The Committee may, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company’s Common Stock on the Date of Grant; provided, however, that the purchase price of an Incentive Stock Option granted under this Plan may be less than the Fair Market Value of the Common Stock on the Date of Grant if the Grant: (i) involves the substitution of an Incentive Stock Option for an outstanding incentive stock option under another plan pursuant to a corporate transaction; and (ii) the requirements of Treas. Reg. 1.424-1 are met with respect to the substitution. However, if a Participant owns Common Stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company (or under Section 425(d) of the Code is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair

Market Value of the Company’s Common Stock on the Date of Grant. Shares may only be purchased on full payment of the purchase price, provided, however, that, if authorized by the Committee, a Participant may exercise an Option through a cashless exercise as permitted by Federal Reserve Board Regulation T and the Company shall use reasonable efforts to facilitate such exercise.

(b) Amounts of Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant’s employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 9.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 9.1 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

(c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee, the Employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant.

No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee to whom it is granted. After death an Incentive Stock Option may be exercised by the beneficiary described in Section 14 below.

The Committee shall determine the date on which each Incentive Stock Option shall become vested and may provide that an Incentive Stock Option shall become vested in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option becomes vested in whole or in part, provided that it is consistent with the terms of Section 422 of the Code.

(d) Termination of Service. Upon the termination of a Participant’s service for any reason other than death or Disability, Termination for Misconduct, or by order of a Regulatory Authority, the Incentive Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of 90 days following termination (unless otherwise determined by the Committee in its sole discretion).

In the event of termination for death or Disability, the Participant’s Incentive Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of twelve months following termination unless otherwise determined by the Committee in its sole discretion.

In the event of Termination for Misconduct or by order of a Regulatory Authority, all rights under the Participant’s Incentive Stock Options shall expire upon termination of employment.

The vesting of all or a part of a Grant of Incentive Stock Options may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

(e) Compliance with Code. The options granted under this Section 9 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code.

10.	RIGHTS OF A STOCKHOLDER; NO TRANSFERABILITY

No Participant shall have any rights as a stockholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue as a Director of the Company or its Affiliates or to continue as a Consultant to the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant’s services as an officer, Employee, Consultant or Director at any time.

No Option or other Award granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Participant to whom it is granted. No Option or other Award (or interest or right therein) may be subject to pledge, encumbrance, assignment, levy, attachment or garnishment.

11.	AGREEMENT WITH GRANTEES

Each Award of Options will be evidenced by a written agreement, executed by the Participant and the Company or its Subsidiaries or Affiliates which describes the conditions for receiving the Options including the date of Option Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by applicable securities law.

The proper officers of the Company shall advise each Participant who is awarded a Stock Grant, in writing, of the number of shares to which it pertains and the terms and conditions and any restrictions or performance requirements applicable to such Stock Grant; provided they are not inconsistent with the terms, conditions and provisions of the Plan.

12.	RESTRICTIONS ON SHARES

The Committee may require before any shares of Common Stock are issued pursuant to this Plan, that the Participant agrees to subject the shares to such holding periods and restrictions as are determined by the Committee.

13.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

14.	ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

(c) adjustments in the purchase price of outstanding Stock Grants and Incentive and/or Non-statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

15.	WITHHOLDING/GOVERNMENTAL AUTHORITY

There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld or paid. The Company may also require a Participant to take, or the Company may take, any other action as may be required by a governmental authority in connection with any distribution under the Plan and the Company may refrain from making any distributions until such action is taken.

16.	REGISTRATION OF PLAN ON FORM S-8

The Company may register the Plan on a Form S-8 and in such event, will take such additional action as is necessary in connection with such registration. The Company may in its sole discretion, however, elect to not register the Plan or to terminate such registration.

17.	TERMINATION AND AMENDMENT OF THE PLAN

The Board of Directors may at any time, and from time to time, suspend, terminate, modify or amend the Plan in any respect.

The Board may determine that stockholder approval of any amendment to this Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

Such suspension, termination, modification or amendment may not affect the rights of a Participant under an outstanding Award, except the Board may, in connection with a Change in Control, either: (i) replace the Awards granted under this Plan with substantially similar awards under another plan of another party to the Change in Control; (ii) make a payment to all Participants with respect to Options equal to the difference between the Fair Market Value of the Common Stock on the date of the Change in Control and the exercise price per share of an Option on the Date of Grant in either cash or such consideration as the holders of Common Stock of the Company are receiving in the Change of Control transaction or (iii) upon not less than 7 days written notice to all holders of Options, cause all Options to terminate immediately prior to the effective time of the Change of Control, and if the Board elects, accelerate the Vesting of any or all Options not then vested. Options granted under another plan shall not be substantially similar unless the shares acquired through the exercise of such options are readily tradable on an established securities market.

No Awards under the Plan shall be granted more than ten (10) years after the Effective Date of the Plan.

18.	EFFECTIVE DATE OF PLAN

The Plan shall become effective as of the date that the Plan is approved by the directors of the Company (the “Effective Date”); provided that the Plan is approved by the Company’s stockholders at the next annual meeting of stockholders of the Company and within one (1) year of the Effective Date. The Plan also shall be presented to stockholders of the Company for ratification for purposes of: (i) satisfying one of the requirements of Section 422 of the Code governing the tax treatment for Incentive Stock Options; and (ii), if applicable, establishing or maintaining listing on a stock exchange or system.

19.	APPLICABLE LAW

The Plan will be administered in accordance with the laws of the State of Delaware to the extent not preempted by Federal law as now or hereafter in effect.

20.	COMPLIANCE WITH SECTION 16

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

April 12, 2007	/s/ Phillip DeZwirek
Date Adopted	Phillip DeZwirek, CEO and
Chairman of the Board

Date Approved by Stockholders

CECO ENVIRONMENTAL CORP.

3120 Forrer Street

Cincinnati, Ohio 45209

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip DeZwirek as Proxy, with the power to appoint his substitute, and hereby authorizes him, to represent and vote, as designated on the reverse, all shares of Common Stock of CECO Environmental Corp. (the “Company”) held of record by the undersigned on April 16, 2007 at the Annual Meeting of Stockholders to be held at Clarion Hotel & Suites, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on May 23, 2007, at 11:30 a.m. or at any adjournment thereof.

(Continued and To Be Signed on the Reverse Side.)

ANNUAL MEETING OF STOCKHOLDERS OF

CECO ENVIRONMENTAL CORP.

May 23, 2007

Please date, sign and mail

your proxy card in the envelope provided as soon

as possible.

êPlease detach along perforated line and mail in the envelope provided.ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE  ☒

(1) ELECTION OF DIRECTORS		(2) PROPOSAL NO. II
	Nominees:	Approval of the 2007 For Against Abstain
☐ FOR ALL NOMINEES	O Richard J. Blum	Equity Incentive Plan. ☐ ☐ ☐
	O Arthur Cape	(3) PROPOSAL NO. III
	O Jason DeZwirek	Battelle & Battelle LLP For Against Abstain
☐ WITHHOLD AUTHORITY	O Phillip DeZwirek	as the Independent
FOR ALL NOMINEES	O Thomas J. Flaherty	Registered Public ☐ ☐ ☐
	O Ronald E. Krieg	Accounting Firm
☐ FOR ALL EXCEPT	O Donald A. Wright
(see instructions below)
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder:                                     Date:              Signature of Shareholder                                          Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.